Exhibit 10.30

                                [STORAGETEK LOGO]


September 30, 2002



PRIVATE AND CONFIDENTIAL

Mr. Pierre I. Cousin
2439 Targhee Point
Lafayette, CO 80026

Dear Mr. Cousin:

As you know the Letter Agreement we entered into with you regarding your employment arrangement with Storage Technology Corporation (the "Company"), dated July 31, 2001, will terminate effective August 31, 2002, unless extended by the Company pursuant to Section 4 of the Letter Agreement.

This letter shall serve as written confirmation that the Company hereby extends this Letter Agreement to December 1, 2002 or an earlier date as mutually agreed by you and the Company. This letter supersedes the previous letter of extension dated August 28, 2002.


STORAGE TECHNOLOGY CORPORATION



By:
         -------------------------------
         Roger Gaston

Title:   Corporate Vice President/Human Resources



By:
         -------------------------------
         Pierre I. Cousin

Title:   Vice President/General Manager, Storage Area Networks